UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 31, 2006

Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

550 West Van Buren Street

Chicago, Illinois

60607

(Address of principal executive offices)

(Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On April 6, 2006, we announced that we had acquired the assets of Galt & Company pursuant to an Asset Purchase Agreement by and between MSGalt & Company, LLC, Huron Consulting Services LLC, M. Scott Gillis, Joseph R. Shalleck and Leroy J. Mergy, dated as of March 31, 2006 (the “Asset Purchase Agreement”) for $20,387,500. The purchase price is subject to standard post-closing adjustments. Additional amounts, as described in detail in the Asset Purchase Agreement, will be paid to the sellers if specific performance targets are met over a four-year period. The acquisition was made by our wholly owned subsidiary, Huron Consulting Services LLC.

The foregoing description is qualified in its entirety by reference to the text of the Asset Purchase Agreement, a copy of which is filed as exhibit 2.1 to this Current Report on Form 8-K.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or “continue.” These forward-looking statements reflect our current expectation about our future performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual performance or achievements to be materially different from any expressed by these forward-looking statements. Please see “Risk Factors” in our Form 10-K and in other documents that we file with the Securities and Exchange Commission for a complete description of the material risks we face.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 3, 2006, we closed on the transaction addressed in the Asset Purchase Agreement. The information from Item 1.01 above is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The information required by this item will be filed by amendment to this report no later than June 16, 2006.

(b)	Pro Forma Financial Information.

The information required by this item will be filed by amendment to this report no later than June 16, 2006.

(c)	Exhibits

Exhibit 2.1	Asset Purchase Agreement by and between MSGalt & Company, LLC, Huron Consulting Services LLC, M. Scott Gillis, Joseph R. Shalleck and Leroy J. Mergy, dated as of March 31, 2006.

Exhibit 99.1	Press release, dated April 6, 2006, announcing the asset purchase of Galt & Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date: April 6, 2006	/s/ Gary L. Burge
Gary L. Burge
Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement by and between MSGalt & Company, LLC, Huron Consulting Services LLC, M. Scott Gillis, Joseph R. Shalleck and Leroy J. Mergy, dated as of March 31, 2006.

99.1	Press release, dated April 6, 2006, announcing the asset purchase of Galt & Company.